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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    December 27, 2000                                             0-6770
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(Date of Report (Date of earliest event reported)         Commission File Number

                             GLOBALTRON CORPORATION
             (Exact name of registrant as specified in its charter)


          Florida                                              65-06698942
-----------------------------                             ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                        100 N. Biscayne Blvd., Suite 2500
                              Miami, Florida 33132
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               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On December 6, 2000, the Board of Directors of Globaltron Corporation ("Globaltron"), by written consent, formerly Win-Gate Equity Group, Inc., approved issuing 10.0 million shares of its common stock to Premium Quality Fund, a Cayman Islands company ("PQF") in consideration of $10.0 million. PQF executed a subscription agreement, which was accepted by Globaltron and funding occurred on December 28, 2000. PQF currently holds approximately 34.3% of the outstanding common stock of Globaltron.

Item 7.  Financial Statements, ProForma Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits - Not applicable


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2001      GLOBALTRON CORPORATION
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                             By:  /s/ Kevin P. Fitzgerald
                                 -----------------------------------------------
                                  Kevin P. Fitzgerald, Chief Executive Officer




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